UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2005

PHOTON DYNAMICS, INC.

(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	000-27234 (Commission File Number)	94-3007502 (I.R.S. Employer Identification No.)

5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 226-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition.

     On July 19, 2005, Photon Dynamics, Inc. issued a press release announcing its preliminary fiscal 2005 second and third quarter financial results, as well as its projections for its fiscal 2005 fourth quarter financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

     The information in this Section 2.02 and in the press release attached as Exhibit 99.1 to this current report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Section 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Photon Dynamics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated July 19, 2005, announcing Photon Dynamics’ fiscal 2005 preliminary second and third quarter financial results, and projections for its fiscal 2005 fourth quarter financial results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICS, INC.
Dated: July 19, 2005	By:	/s/ Maureen Lamb
Maureen Lamb
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated July 19, 2005, announcing Photon Dynamics’ fiscal 2005 preliminary second and third quarter financial results, and projections for its fiscal 2005 fourth quarter financial results.